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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 14, 2002

                             NABORS INDUSTRIES LTD.
             (Exact name of registrant as specified in its charter)


         Bermuda                    000-49887                   980363970
(State or Other Jurisdiction       (Commission                (IRS Employer
     of Incorporation)             File Number)             Identification No.)


c/o The Corporate Secretary Ltd.
White Park House
Whitepark Road
Bridgetown, Barbados                                                     N/A
(Address of Principal Executive Offices)                              (Zip Code)

Registrant's telephone number, including area code: (246) 228-1590

                                       N/A
          (Former name or former address, if changed since last report)


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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
          AND EXHIBITS.

          (c)  Exhibits

          Exhibit No.      Description

          99.1 Sworn statement of the Registrant's principal executive officer pursuant to Section 21(a)(1) of the Securities Exchange Act of 1934 (the "Act").

          99.2 Sworn statement of the Registrant's principal financial officer pursuant to Section 21(a)(1) of the Act.

ITEM 9.   REGULATION FD DISCLOSURE.

On August 14, 2002, Eugene M. Isenberg and Bruce P. Koch, the principal executive officer and principal financial officer of Nabors Industries Ltd. (the "Company"), respectively, each filed with the Securities and Exchange Commission a written statement under oath regarding facts and circumstances relating to filings of the Company under the Act pursuant to Securities and Exchange Commission Order No. 4-460 requiring the filing of sworn statements pursuant to
Section 21(a)(1) of the Act. The Company is filing copies of such statements as Exhibits 99.1 and 99.2 hereto, which are incorporated by reference herein.


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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NABORS INDUSTRIES LTD.


Date:  August 14, 2002                By: /s/ Anthony G. Petrello
                                         -----------------------------------
                                         Anthony G. Petrello
                                         President & Chief Operating Officer



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                                  EXHIBIT INDEX



Exhibit No.                         Description
-----------                         -----------

99.1                                Sworn statement of the Registrant's
                                    principal executive officer pursuant to
                                    Section 21(a)(1) of the Securities Exchange
                                    Act of 1934.

99.2                                Sworn statement of the Registrant's
                                    principal financial officer pursuant to
                                    Section 21(a)(1) of the Securities Exchange
                                    Act of 1934.